Exhibit(10)(g)(1)


                   AMENDMENT #1 TO SECOND AMENDED AND RESTATED

                           CHANGE-IN-CONTROL AGREEMENT



          THIS IS AMENDMENT #1 TO SECOND AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT (the "Agreement"), dated as of May 1, 2001, between West Pharmaceutical Services, Inc., a Pennsylvania corporation, (the "Company") and ("Executive").

                                   Background

     The Company and Executive are parties to a Second Amended and Restated Change-in-Control Agreement, dated as of March 25, 2000 (the "Change-in-Control Agreement"). The Company desires to amend the Change-in-Control Agreement to change the method of calculating the amount of severance compensation payable to Executive upon Executive's termination pursuant to a Change in Control (as defined in the Change-in-Control Agreement) and the Executive agrees to accept such amendment.

                                    Agreement

         Intending to be legally bound, the parties agree as follows:

1.        Effective as of the date of this  Agreement,  clause (ii) of Section 3
          (a) (Benefits Payable Upon Termination of Employment) of the Change-in-Control Agreement is deleted in its entirety and replaced with the following:


             (ii) the aggregate amount of the annual bonuses paid or payable to Executive for the three fiscal years immediately preceding a Change in Control divided by the number of fiscal years as to which such bonuses were paid or payable;"

2. Except as otherwise set forth in Paragraph 1 of this Agreement, the Change-in-Control Agreement shall remain in full force and effect in accordance with its terms.

3.
     This Agreement may be executed in one or more counterparts, which together shall constitute a single agreement.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                            WEST PHARMACEUTICAL SERVICES, INC.


                                          By: ------------------------------